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                                                                    EXHIBIT 10.1


                                 STANDARD LEASE


1.       PARTIES

         1.1 This Lease is entered into between INTERPARK JACK LIMITED PARTNERSHIP, "LANDLORD", and LIFEQUEST MEDICAL, INC.,"Tenant".

2.       PREMISES

         2.1 Landlord Leases to Tenant and Tenant Leases from Landlord the following premises (hereinafter sometimes called "the premises", the "demised premises", or the "leased premises"), situated in the City of San Antonio, County of Bexar, State of Texas, such premises being part of INTERPARK II BUSINESS CENTER, BUILDING 13 hereinafter referred to as "the Project" (see Exhibit "C" attached hereto for further description); with the following legal description:

         approximately 17,010 square feet as more particularly shown as the hatched area on Exhibit "C" attached hereto, of office/warehouse space with an address of 12961 Park Central, Suite 1300, in a 30,900 square foot facility in Interpark II Business Center, said project consisting of two (2) buildings totaling 79,000 square feet situated on Lot 12, Block 1, NCB 17262, AmberJack Distribution Center Subdivision, in the City of San Antonio, Bexar County, Texas.

Landlord also grants to Tenant the non-exclusive right to use the designated parking areas, common service drives, and rail spur (if any) appurtenant to the Leased premises and any other common areas associated with the Project.

3.       TERM

         3.1 The term of this Lease shall be for a period of SIXTY (60) MONTHS with a commencement date of the 1st day of June, 1997, and a termination date of the 31st day of May, 2002. Tenant may occupy the premises on the 15th day of May 1997, (hereinafter known as "Precommencement Date") under all of the same terms and conditions of this Lease as if the Lease had commenced. The total rent for the partial month shall be prorated based upon the number of days occupied within the month and shall be paid at occupancy.

4.       BASE RENT

         4.1 The Base Rent referenced in this Lease shall be TEN THOUSAND FIVE HUNDRED FORTY-SIX DOLLARS ($10,546.00 per month) commending 5/15/97.

5.       PERMITTED USE

         5.1 The permitted use for the Leased premises (hereinafter referred to as "permitted use") shall be office and storage, manufacture, repairing and assembling of medical equipment and related supplies.

6.       SECURITY DEPOSIT

         6.1     The security deposit referenced in this Lease shall be
SEE PAGE 1a                DOLLARS ($       ).

7.       NOTICE

         7.1 All notices or demands of any kind required to be given by Landlord or Tenant hereunder shall be in writing and shall be deemed delivered forty-eight (48) hours after depositing the notice or demand in the United States mail, certified or registered, postage prepaid at the following addresses, or such other address as shall be designated by either party in compliance with the provisions of this paragraph, or to such other address as shall have been last designated by notice in writing from one party to the other, to wit:

         LANDLORD:                               TENANT:
         AEQUUS PROPERTY MANAGEMENT COMPANY      LIFEQUEST MEDICAL, INC.
         1335 N.E. Loop 410                      12961 Park Central, Suite 1330
         San Antonio, TX 78209-1515              San Antonio, TX 78216

         with a copy to:                         with a copy to:
                                                 Fulbright & Jaworski LLP
                                                 300 Convent, Suite 2200
                                                 San Antonio, TX  78205
                                                 Attn:  Phillip Renfro

8.       DEFINITIONS

         8.1 "Base Real Property Taxes" for purposes of Paragraph 15.2 are real property taxes applicable to the Project and shall be $1.00 per square foot per Year.

         8.2 "Base Insurance" for purposes of Paragraph 15.3 shall be $0.07 per square foot per year

9.       ADDITIONAL PARAGRAPHS

         9.1 Paragraphs 9.2-9.17 on pages, 1a, 1b, 1c and exhibits A, B, C, D, E attached hereto have been added prior to the execution hereof and by this reference are deemed a part of this Lease.


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9.2      ADDENDUM TO PARAGRAPH 6.1 - SECURITY DEPOSIT

         Landlord has accepted an Irrevocable Letter of Credit in the amount of ONE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($150,000.00) in a form acceptable to Landlord as the security deposit required under Paragraphs 6.1 and 12.1 for the first twenty-four (24) months of the primary Lease term. Prior to end of the twenty-third (23rd) month of the primary Lease term, Tenant shall deposit with Landlord the amount of TEN THOUSAND FIVE HUNDRED FORTY-SIX AND NO/100 DOLLARS ($10,546.00) as the security deposit required under Paragraphs
6.1 and 12.1 for the remainder of the Lease term. Failure to deposit this $10,546.00 prior to the end of the 23rd month of the primary Lease term shall constitute a default under the terms of this Lease.

9.3      ADDENDUM TO PARAGRAPH 10.2(d) - ADJUSTMENTS

         Add the following at the end of the first sentence of this paragraph after "... Landlord's work": "as reasonably determined by Landlord and Tenant and the premises are ready for Tenant to immediately occupy and open for business."

9.4      ADDENDUM TO PARAGRAPH 13.1-THE LEASED PREMISES

         Tenant shall have the non-exclusive right to thirty-five (35) parking spaces on the front of Building 13 and the exclusive right to from five (5) to eight (8) reserved canopy parking spaces in the rear of Building 13 as shown on Exhibit "D". Such canopy parking spaces and the area labeled #148 (construction of compressor) on Exhibit "D" are subject to final approval of the Architectural Committee overseeing the Property.

9.5      ADDENDUM TO PARAGRAPH 14.2 UTILITIES - PAYMENT

         The existing paragraph 14.2 shall be deleted in its entirety and shall be replaced with the following:

         "14.2 PAYMENT. Tenant shall pay, prior to delinquency, for all gas, heat, electricity, telephone, air conditioning and ventilating, janitorial and other materials and services which are used by Tenant during the term of this Lease. Common meter water and sewer shall be apportioned pro rata among Tenants on the basis of square footage of leased areas. It is the intention of the parties hereto that such apportionment of common meter water and sewer charges equitably represent each Tenant's usage of such utilities. In the event of disproportionate use of common meter water and sewer services by Tenant or any other Tenant, Landlord shall allocate the cost of the same among such Tenants in an equitable manner. In the event that Tenant occupies the premises prior to the effective transfer of utility service charges to Tenant's own name, then Tenant agrees to reimburse Landlord for Tenant's pro rata share of common meter gas and electrical service charges, such share to be based upon the square footage of Leased areas of the Tenants being served by such common meter."

9.6      ADDENDUM TO PARAGRAPH 15.2 - REAL PROPERTY TAX

         Following is a sample calculation of the allocated tax:

           1) Total Real Property Tax Bill for Base Year x 44.67% = Base Year Allocated Tax (BYAT)
           2) Total Real Property Tax Bill for Next Year x 44.67% = Next Year Allocated Tax (NYAT)
           3) NYAT - BYAT x (Tenant's Square Footage/Square Feet of Project) = Tenant's Share of Allocated Tax

9.7      ADDENDUM TO PARAGRAPH 16.2 - TENANT'S DUTIES

         Add the following at the end of Paragraph 16.2: "Notwithstanding any other provisions herein to the contrary, Tenant's responsibilities under this Paragraph 16.2 do not include (i) any responsibilities in Paragraph 16.1 or
(ii) any costs or expenses that are included in the Common Area Services costs under Paragraph 15.4 above."

9.8      ADDENDUM TO PARAGRAPH 16.5 - CONDITION AT END OF TERM

         The first sentence of Paragraph 16.5 shall be amended to read as follows: "Upon the termination of this Lease or upon the expiration of the term of this Lease, Tenant shall surrender the premises in the same condition as received, normal wear and tear, repairs and/or restorations that are Landlord's responsibility hereunder and damage by earthquake, act of God, or the elements alone or any casualty not covered by the insurance required to be carried by Tenant under Paragraph 22.2 below excepted."

9.9      ADDENDUM TO PARAGRAPH 20.1-ASSIGNMENT AND SUBLETTING

         Add the following at the end of Paragraph 20.1: "Notwithstanding the foregoing to the contrary, Tenant may assign this Lease or sublet the premises in connection with the merger of Tenant with another entity, the purchase and sale of all or substantially all of the assets of Tenant or the reorganization of Tenant with others, provided that any sole surviving entity is of equal or greater creditworthiness as Tenant."



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9.10     ADDENDUM TO PARAGRAPH 22.2 - FIRE INSURANCE

         Delete the existing Paragraph 22.2 in its entirety and replace it with the following:

         "22.2 FIRE INSURANCE. Landlord shall take out and keep in force during the term of this Lease, at Landlord's expense, fire and extended coverage insurance with an "all risk" or "special form" endorsement covering all of the buildings in the project which contains the premises as shown on Exhibit "C" attached hereto to the extent of 100% of their full replacement cost. The term "full replacement cost" shall mean the cost of replacing the buildings in the Project which contains the premises as shown on Exhibit "C" attached hereto, exclusive of the cost of excavations, foundations and footings. The proceeds shall be applied by Landlord pursuant to the provisions of Paragraph 27. Tenant will carry, at Tenant's own expense, adequate insurance on all of Tenant's property located in, about or on the premises."

9.11     ADDENDUM TO PARAGRAPH 24.1 - LANDLORD'S LIEN

         The existing paragraph is hereby deleted in its entirety and shall be replaced with the following:

         "24.1 WAIVER OF LANDLORD'S LIENS. Landlord hereby waives any and all of its liens upon and security interests in any and all of Tenant's property now or hereafter placed in or upon the premises by Tenant."

9.12     ADDENDA TO PARAGRAPH 28.1- HAZARDOUS SUBSTANCES

         The second line of Paragraph 28.1(c) shall be amended to read as follows: ". . .environmental condition on, about, or under the premises caused by Tenant, Tenant's employees, agents or contractors and required as a result of Tenant's use or occupancy of the premises;".

         Paragraph 28.1(d) shall be amended to read as follows: "To keep the premises free of any lien imposed pursuant to any Environmental Laws resulting from actions of Tenant, Tenant's employees, agents or contractors during the term of this Lease;".

9.13     ADDENDUM TO PARAGRAPH 31.1- SUBORDINATION

         Add the following sentence at the beginning of paragraph 31.1:
"Landlord hereby represents and warrants to Tenant that, as of the date of execution of, this Lease, there is no mortgage in existence which affects the real property of which the premises constitutes a portion."

9.14     ADDENDA TO PARAGRAPH 34 - MISCELLANEOUS

         34.12 BROKERAGE. Tenant warrants that it has had no dealings with any broker or agents other than Roalson Interests, Inc., and Aequus Property Management Company in connection with this Lease and covenants to pay, hold harmless and indemnify Landlord from and against any and all cost, expense or liability for any compensation, commissions, charges claimed by any other broker or agent with respect to this Lease or negotiation thereof. Landlord warrants that it has had no dealings with any broker or agents other than Aequus Property Management Company in connection with this Lease and covenants to pay, hold harmless and indemnify Tenant from and against any and all cost, expense or liability for any compensation, commissions, charges claimed by any broker or agent with respect to this Lease or negotiation thereof.

         34.13 AUTHORIZATION TO EXECUTE. If Tenant or Landlord is a corporation or if Tenant or Landlord is a partnership on whose behalf a partner which is a corporation executes this Lease, then in either of such cases each individual executing this Lease on behalf of such corporation represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said corporation and partnership, as the case may be, in accordance with a duly adopted resolution of the Board of Directors of such corporation. If a corporation acting as the manager for the Landlord executes this Lease on behalf of Landlord, such corporation represents and warrants that it is duly authorized by Landlord to execute and deliver this Lease on behalf of the Landlord and each individual executing this Lease on behalf of such corporation represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of such corporation.

9.15     IMPROVEMENTS TO PREMISES

         Landlord will grant an allowance of up to $150,000.00 for the construction of Tenant improvements as shown on Exhibit "D" to be made by Landlord or Landlord's authorized contractor. All costs of construction, including, but not limited to, heating, ventilating and air conditioning systems and hookup, ceilings, restrooms and plumbing, cabinetry and fixtures, electrical distribution and hookup, interior wall construction, canopy parking, demising walls, personnel doors, floor finishes, permits and construction drawings will be applied by Landlord against this allowance. In the event the total cost of said Tenant improvements should exceed $150,000.00, then Tenant agrees to pay to Landlord the amount by which the cost of such improvements exceeds such allowance prior to Landlord's commencing work on such excess improvements. Furthermore, prior to the termination of this Lease, Tenant will, at Tenant's sole cost and expense, remove all canopy parking, compressors, cinder block walls and ceiling around compressor area #148, rooms 134-137, and rooms 141-144 as shown on Exhibit "D". Such removal shall be made in a good and workmanlike manner and the premises restored in these areas to their original condition, wear and tear and casualty damage excepted.

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9.16     OPTION TO RENEW

         So long as Tenant is not in default under the terms of this Lease, Tenant shall have the option to renew this Primary Lease for a period of five
(5) years, such renewal term to begin upon the expiration of the original term of this Lease, and all of the terms, covenants and provisions of this Lease shall apply to such extended term, except that the monthly rental payable shall be increased to a rate to be negotiated by the parties at the time said option is exercised. In the event that the parties to this Lease Agreement are unable to agree upon a rental rate for such extended term within ninety (90) days prior to the primary term expiration, then all of Landlord's obligations hereunder shall terminate upon the expiration of the original term of this Lease. If Tenant should elect to exercise its option, it shall do so by written notice given to Landlord no later than one hundred twenty (120) days prior to the expiration of the term of this Lease. The base lease year of such renewal term shall be that of the original term for the purposes of determining ad valorem tax and insurance escalations under Section 15 of this Lease.

9.17     RIGHT OF FIRST REFUSAL

         So long as Tenant is not in default under the terms of this Lease, Tenant shall have the continuing right of first refusal, during the primary term of this Lease only, to Lease the adjacent 2,910 square feet of office/warehouse space described as "Option Space" on Exhibit "C" attached hereto, such space to be Leased in an "as-is" condition under the same terms, covenants and provisions of this Lease, except that the monthly rental payable shall be the rate to be the "as-is" rate negotiated by Landlord and Tenant. In the event that Landlord proposes to Lease to a third party a part of or all of the Option Space during Tenant's primary Lease term, Landlord shall give Tenant written notice of such prospect, then Tenant shall have five (5) business days after receipt of amendment from Landlord in which to execute such amendment modifying the terms and conditions of this original Lease to reflect the increased total square footage and the increased total rental. In the event Tenant and Landlord are unable to reach an agreement and execute an amendment in five (5) business days, this Right of First Refusal is null and void.





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10.      OCCUPANCY OF THE PREMISES

         10.1 Acceptance of the Premises. Tenant acknowledges that it has fully inspected the demised premises and that Tenant is not aware of any defects in the premises and common areas surrounding the premises that are vital to the use of the premises for their intended commercial purpose as defined in Paragraphs 5.1 and 13.1, subject only to the completion of Landlord's work (Exhibit "D" hereto), hereinafter referred to as "Landlord's work". Tenant shall pay for the cost of the Certificate of Occupancy and any required inspection related to Tenant's occupancy of the premises.

         10.2    Adjustments.

         (a) In the event that construction of the premises is not completed at the date of the execution of this Lease, Landlord agrees to use reasonable best efforts to complete Landlord's work on or before the earlier of the precommencement date or the commencement date as specified above. Tenant hereby accepts exhibit "D" as the final and complete description of Landlord's work and Tenant further acknowledges that any changes in the plans which are subsequently requested by Tenant or required, by virtue of Tenant's occupancy or use of the premises in order to secure a Certificate of Occupancy, will be made at Tenant's expense.

         (b) In the event Landlord is unable to complete Landlord's work or make the premises available on the first day of a month, the initial term of this Lease shall commence on the first full day of the month following the occupancy of the premises (hereinafter known as the "adjusted commencement date"). The length of the Lease shall be the same as that which is identified in Paragraph 3.1.

         (c) If the premises are occupied prior to the adjusted commencement date, then the partial month of occupancy shall be on a pro rated basis under all of the same terms and conditions of this Lease as if the Lease had commenced; however, the term shall not decrease the length of the Lease as defined in paragraph 3.1.

         (d) The premises shall be deemed "ready for occupancy" on the date that Landlord has substantially completed all of Landlord's work (see page 1a). In the event of any delay in the completion of Landlord's work, Landlord shall not be liable for any damage caused thereby, however, if such completion is delayed for more than ninety (90) days beyond the commencement date identified in Paragraph 3.1, then either Tenant or Landlord may declare this Lease to be null and void.

         (e) The parties agree that in the event the commencement date or termination date is different from that stipulated in Paragraph 3.1, the parties shall execute a written stipulation acknowledging the revised commencement date and termination date (hereinafter known as "term dates"). If Landlord has not received the agreement executed by Tenant within thirty (30) days after Landlord has notified Tenant of the adjusted term dates in writing, then for all purposes of this Lease the term dates shall be deemed adjusted as specified by Landlord in the notification agreement.

         10.3 OCCUPANCY PRIOR TO COMPLETION OF LANDLORD'S WORK. In the event that Tenant takes occupancy prior to the completion of Landlord's work, Landlord shall not be relieved of its duty to timely complete its work. Tenant shall provide uninterrupted access to Landlord, its subcontractors, employees, agents or representatives, and any and all inspectors from any governmental authority or agency, between the hours of 7:30 a.m. and 5:00 p.m. Monday through Friday of each week, until a Certificate of Occupancy has been issued by the City of San Antonio and Landlord's work is complete.

11.      RENT

         11.1 Tenant, throughout the term of this Lease, and without prior notice or demand, shall pay to Landlord, in advance, at the address set out after the signature of Landlord or at such place or places as Landlord may from time to time direct, Base Rent on the first day of each month in lawful money of the United States of America. In the event the Tenant occupies the premises prior to the commencement date or the adjusted commencement date, the prorated Rent shall be paid on the first day of occupancy. Base Rent for any partial month shall be prorated using the percentage which the number of days in such partial month bears to the total number of days in said month. The covenant of Tenant to pay rent hereunder is and shall be deemed a separate and individual covenant, and Tenant shall have no right to deduction or setoff whatsoever. In the event Tenant shall fail to pay the rent within five (5) days after the date that such installment is due hereunder, Tenant shall be liable for and Landlord may collect a late charge of five percent (5%) of any monthly installment of rent or other sums due hereunder, such charge to be in addition to and not in lieu of any other remedy of Landlord hereunder. All monies received from Tenant shall be credited first to non-rent items and last to rent regardless of notations on checks. Any notation on any payment received by Landlord purporting to effect an accord and satisfaction shall be completely void unless specifically agreed to in writing by Landlord after receipt of such payment.

12.      SECURITY DEPOSIT

         12.1 Tenant has deposited with Landlord the security deposit as security for the full performance of all the provisions of this Lease and shall not be considered as the last rental payment due under the Lease. If at any time during the term hereof, or the term as it may be extended, Tenant shall be in default in payment of rent or any other sum due Landlord as additional rent, Landlord may apply all or a part of the security deposit for such payment after the expiration of the applicable notice and cure period described in Paragraph 23 hereof. Should Landlord be required to use all or a part of the security deposit, Tenant, upon demand from Landlord, shall immediately replenish the funds so expended to maintain the security deposit at the amount stated hereinabove. Landlord may also apply all or a part of the deposit to clean or repair damages to the Leased premises. If Tenant is not in default at the termination of the Lease, Landlord shall return the remaining deposit to Tenant within forty (40) days after the termination of the Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit.

13.      USE

         13.1 THE LEASED PREMISES. The Leased premises may be used and occupied only for the permitted use identified in paragraph 5.1 and for no other purpose or purposes without Landlord's prior written consent. Tenant shall promptly comply with all governmental laws, ordinances, orders and regulations and reasonable Landlord's rules which are described in Paragraph
34.11 and Exhibit "A" affecting the Leased premises and their cleanliness, safety, occupation and use. Tenant, Tenant's employees and invited guests will not perform any act or carry on any practices that may injure the building or disturb the rights, comforts or conveniences of persons at adjoining premises. Tenant may not store any trash, equipment, vehicles or merchandise on any outside parking areas or loading areas, except in areas specifically designated and approved in writing by Landlord for such purposes. Landlord will provide sanitary receptacles for any and all trash,




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rubbish or discarded merchandise.  Such receptacles will be emptied as required to maintain the premises in a clean and sanitary fashion. All such expenses of trash storage and removal will be borne by Tenant. Vehicles owned or operated by or for Tenant, Tenant's employees, agents or invitees may be parked only in those areas designated by Landlord immediately in front of or behind the premises. SEE PAGE 1a.

         13.2 INSURANCE. No use shall be made or permitted to be made of the premises by Tenant or acts done by Tenant which solely increase the cost of Landlord's insurance as provided for in paragraph 22.2 of this Lease or which solely increase the cost of insurance as carried by any other Tenant of the Project. In the event that any such use or act is performed or permitted by Tenant, Tenant will pay to Landlord promptly upon demand the amount of any such increase in Landlord's insurance costs, together with the amounts of any such increases in other Tenants' insurance costs as Landlord shall have reasonably paid as reimbursement to such other Tenants. Tenant will not, in any event, permit or perform any use or act within the premises which will cause the cancellation of any insurance policy concerning the premises or the contents thereof and agrees to indemnify Landlord against all claims or actions for loss which result from any such act of cancellation.

         13.3    FIRE PROTECTION SYSTEM.  Deleted

         13.4 COMBUSTIBLE MATERIAL. Tenant shall not use the premises for storage of polystyrene trays or any other highly flammable/combustible materials or of any other material which is prohibited by Landlord's insurance carrier except materials as specified on Exhibit "E".

14.      UTILITIES

         14.1 RESPONSIBILITY. Landlord's responsibility with respect to natural gas and electrical utility services hereunder shall be limited to the connection of service lines and meters to the premises as required to service the premises. Tenant shall have the entire responsibility to contract for and maintain gas and electrical utility services through such service lines and Tenant shall not in any event be relieved of any of Tenant's obligations under this Lease by reason of Tenant's failure or inability to contract for or maintain any such service.

         14.2    PAYMENT.  SEE PAGE 1a.

15.      ADDITIONAL EXPENSES

         15.1 Tenant shall also be obligated to pay to Landlord, as additional expenses hereunder, Tenant's pro rata share of additional taxes, additional insurance and Common Area Services costs, such share being the percentage that the square foot area of the premises bears to the total square foot area of the building(s) comprising the project.

         15.2    REAL PROPERTY TAX.

         (a) Landlord shall pay the "Base Real Property Taxes" on the Project during the Lease term.

         (b) Tenant shall pay Landlord the amount, if any, by which the Real Property Taxes during each calendar year of the Lease term exceeds the Base Real Property Taxes (hereinafter known as "Additional Taxes").

         (c) The Project consists of two unique property types (hereinafter known as "property types") which have different property values relative to the overall valuation of the total Project. If the total Project is not separately assessed among the different property types within the total Project, then Landlord shall allocate the total Real Property Tax among the two property types based upon the following percentages hereinafter known as "allocated tax"):

         44.67% of the total real property tax bill shall be allocated to suites located in buildings 1300; 55.33% of the total real property tax bill shall be allocated to suites located in building 1400. SEE SAMPLE "ALLOCATED TAX" ON PAGE 1a.

         Once the total Real Property Tax is allocated to the property type, then Tenant's share of the allocated tax shall bear the same relationship to the Additional Taxes as the square footage of the Leased premises bears to the total square footage of the buildings comprising the property type.
         (d) "Real property tax" as used herein shall be deemed to mean property tax consulting and attorneys' fees and taxes and assessments (including but not limited to real property taxes and assessments or taxes and assessments imposed in lieu thereof), licenses and levies of every kind or character, whether general, special, ordinary or extraordinary, which may lawfully taxed, charged, levied or imposed by the municipality or other governmental authority (state, local or federal, upon or against the premises, the leasehold estate created, or which may arise out of the use and operation by Tenant of the premises, or which may be imposed against the project as a whole. Notwithstanding any other provision contained herein, real property tax does not include Landlord's federal or state income, franchise, business activity, inheritance or estate taxes.




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         15.3    INSURANCE.
         (a) Landlord shall pay the "Base Insurance" on the Project during the Lease term.
         (b) Tenant shall pay Landlord the amount, if any, by which Insurance costs during each year of the Lease term exceeds the Base Insurance (hereinafter known as "Additional Insurance").
         (c) If the Project is not separately assessed for real estate tax purposes, Tenant's share of the Base Insurance payable by Tenant shall bear the same relationship to the Additional Insurance as the square footage of the Leased premises bears to the total square footage of the building(s) comprising the Project.
         (d) "Insurance" as used herein shall include Landlord's insurance as provided for in Paragraphs 22.1 and 22.2 hereof.

         15.4 COMMON AREA SERVICES. "Common Area Services" costs shall include without limitation the cost of electricity, water/sewer, gas, trash removal, fire sprinkler inspections and maintenance, exterior painting, water blasting, interior termite control and exterior pest control, window washing, HVAC filter replacements, landscaping, lawn sprinkler repairs and maintenance, parking lot, service area and appurtenant street cleaning, repair, repaving and striping, replacement and maintenance of exterior lighting fixtures and bulbs; courtesy patrol (if offered); property management fees paid by Landlord, including an allocation of such manager's property manager, maintenance technician and other personnel costs; Amortized Repairs, and maintenance costs other than those associated with Landlord's duties as defined in paragraph
16.1. Amortized Repairs are those repairs not specified in Paragraph 16.1 herein which are made to the project and in Landlord's option should be reasonably billed to the Tenants over a multi-year period, which period shall be determined by Landlord in Landlord's sole opinion. Landlord and Tenant expressly agree that all services to be performed by Landlord including maintenance, repairs and property management of the premises and the common area surrounding the premises exclusively involve the exercise of professional judgment by Landlord and Landlord's agents, and Tenant expressly waives any claims for breach of warranty arising from the performance of such services.

         15.5 PAYMENT OF ADDITIONAL EXPENSES. For each month during the Term, Tenant shall pay one-twelfth (1/12th) of its proportionate share of the estimated annual amount of Additional Expenses at the same time and same place as the payment of Base Rent for each month. The amount of the annual real property tax, insurance and common area maintenance estimates shall be reasonably determined by Landlord, such estimates to be subject to adjustment not more than two (2) times in any twelve (12) month period upon written notice to Tenant. If, upon determination of the Additional Expenses pursuant to paragraphs 15.2(b), 15.3(b) and the actual Common Area services per Paragraph 15.4, the sum of the additional amounts for taxes, insurance and the actual amount for Common Area services differs from the total estimated monthly payments which Tenant has paid to Landlord, a cash adjustment shall be made between Landlord and Tenant within thirty (30) days after request by either party.

         15.6 PERSONAL PROPERTY. Tenant shall pay before delinquency any and all taxes, assessments, licenses, fees and public charges lawfully levied, assessed or imposed and which become payable during the term of the Lease upon Tenant's fixtures, furniture, appliances and personal property installed or located in or about the Leased premises.

         15.7 RECORDS. Landlord, for a period of ninety (90) days after its demand for payment, shall make available to Tenant during reasonable business hours after reasonable notice, for inspection and copying, all records of Landlord relating to the Real Property Taxes, insurance payments and Common Area Services made by Tenant.

16.      MAINTENANCE AND REPAIRS

         16.1 LANDLORD'S DUTIES. Landlord, at its sole cost and expense, shall maintain in a good state of repair the exterior of the roof and exterior walls (excluding glass windows and doors) and all structural portions of the roof, exterior walls (excluding glass windows and doors), floors and foundations of the premises, except for any repairs caused by the negligent acts or omissions of Tenant, Tenant's agents, employees or invitees. Landlord shall maintain heating and air conditioning systems within the Leased premises for the first year of this Lease term only. The preceding are the sole expenses paid by Landlord and all other expenses of the Project shall be paid directly by Tenant or reimbursed pursuant to Paragraph 15.4.

         16.2 TENANT'S DUTIES. Tenant, at its sole cost and expense shall provide interior pest extermination services and shall maintain in a clean and sanitary condition and in a good state of repair all other portions of the premises, including, but in no way limited to, all plumbing, wiring, glazing, interior and exterior windows, interior and exterior doors, floors, ceilings, interior walls and the interior surface of exterior walls, all fixtures, fire protection systems, equipment and signs, except for repairs caused by the negligent acts or omissions of Landlord and its agents. Tenant shall assume the responsibility for repair and replacement of heating and air conditioning systems after the first year of the primary Lease term. Before the end of the first year of the primary term of this Lease, Tenant shall provide Landlord with evidence satisfactory to Landlord that Tenant has entered into a preventive maintenance contract for customary and routine preventive maintenance of all air conditioning and heating systems within the premises. If Landlord is not provided evidence of Tenant's entering into a service contract which is reasonably satisfactory to Landlord within thirty (30) days of Landlord's request, Landlord may incur such expense and Tenant shall pay for same within ten (10) days of written request. SEE PAGE 1a.

         16.3 PARKING LOT DAMAGE. Tenant shall not be permitted to dump or drain any garbage, waste water, refuse, liquids or any other materials directly onto the parking lot surface within the project without the prior written consent of Landlord. Tenant shall also be responsible for any damage to the parking lot caused by vehicles and equipment utilized in connection with Tenant's use of the Leased premises.

         16.4 FAILURE TO PERFORM. In the event Tenant fails to maintain the premises pursuant to the above provisions, Landlord shall give Tenant notice to do such acts as are reasonably required to so maintain the premises. In the event Tenant fails to promptly commence such work and diligently pursue it to completion, then Landlord shall have the right to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant promptly after demand or deducted by Landlord from Tenant's security deposit. Landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the premises by Tenant as a result of performing any such work.



                                      4
                                                                    initials

         16.5 CONDITION AT END OF TERM. SEE PAGE 1a. Specifically Tenant will restore or replace any portion of the floor, door or wall surfaces within the Leased premises which have been scratched, gouged, broken, or otherwise marred by Tenant's operations within the premises except due to normal wear and tear and agrees to reasonably clean such surfaces of dirt, grease, paint, tire marks or other discoloration prior to surrendering the premises to Landlord upon the termination of this Lease. Tenant's duties hereunder shall include the duty to clean the premises and to deliver the current keys to Landlord. Failure to do so shall constitute a failure to perform under paragraph 16.4 above.

17.      ALTERATIONS
         17.1 Tenant shall not make or permit to be made any alterations or changes in or additions to the exterior or structural interior of the premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant shall, unless otherwise specifically waived in writing by Landlord (if not in default hereunder), prior to the expiration of this Lease or any extension thereof, remove all trade fixtures, equipment and improvements which Tenant has placed in the premises, and repair all damages to the premises caused by such removal and restore the premises to their original condition (the condition existing as of the earlier of the Lease Commencement Date or the Precommencement Date) as provided in and subject to Paragraph 16.5 above.

18.      LIENS
         18.1 Tenant shall keep the premises, and any building of which the premises are a part, free and clear of any liens arising out of work performed or caused to be performed by Tenant and shall indemnify, hold harmless and defend Landlord from any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Tenant excluding any work performed by Landlord. In the event any lien is filed, Tenant shall do all acts necessary to discharge such lien within thirty (30) days after Tenant receives actual notice of its filing; or, if Tenant desires to contest any lien, then Tenant may also bond around lien or Tenant shall deposit with Landlord such security as Landlord shall reasonably demand to ensure the payment of the lien claim. In the event Tenant shall fail to pay any lien claim when due or shall fail to deposit the security with Landlord, then Landlord shall have the right to expend all sums necessary to discharge the lien claim, and Tenant shall pay promptly after demand all sums expended by Landlord in discharging any lien, including attorneys' fees and costs.

19.      ENTRY
         19.1 Landlord and its agents shall have the right during Tenant's usual business hours with 24 hours notice of the time of inspection except in emergencies to enter upon the premises for the purposes of inspection, construction, serving or posting notices, showing to a prospective purchaser or making any changes or alterations or repairs which Landlord shall deem necessary for the protection, improvement or preservation of the premises or the building of which the premises are a part, or for any lawful purpose. At any time within ninety (90) days prior to the expiration of the term of the Lease, Landlord may place thereon any usual or ordinary "For Lease" signs. Landlord may also show the premises to prospective Tenants during the last 90 days of the Lease term with 24 hours notice prior to the time of the showing of the premises.

20.      ASSIGNMENT AND SUBLETTING
         20.1 Tenant shall not assign, pledge or encumber this Lease, or sublet the whole or any part of the premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld. This prohibition against assigning or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law. In the event of any assignment or subletting of this Lease made with or without Landlord's consent, Tenant shall nevertheless remain liable for the performance of all of the terms, conditions and covenants of this Lease. Tenant shall promptly remit to Landlord all sums which Tenant receives as the result of any such subletting or assignment in excess of the fixed rental payments to Landlord required hereunder, whether or not such subletting or assignment is consented to by Landlord. Any such assignment or subletting without the prior written consent of Landlord shall be void and constitute a breach of the Lease and shall, at the option of the Landlord, terminate the Lease. No consent to any assignment, voluntarily or by operation of law, of this Lease or any subletting of said premises shall be deemed to be a consent to any subsequent assignment or subletting, except as to the specific instance covered thereby. SEE PAGE 1a.

21.      INDEMNIFICATION
         21.1 Tenant's obligation. Tenant shall hold harmless, indemnify and defend Landlord and Landlord's management company and their employees, agents, owners, directors and officers against all claims, demands and actions for loss, liability, damage, cost and expense (including attorneys' fees) resulting from injury or death to any person and damage to property caused by the willful act or negligence of Tenant, its agents or employees except for loss or damage caused by the willful act or negligence of Landlord and/or Landlord's management company, their employees and agents, while in, upon or connected in any way with the premises or surrounding common areas during the term of this Lease or any occupancy hereunder.
         21.2 Landlord's obligation. Landlord shall hold harmless, indemnify and defend Tenant, its employees, agents, owners, directors and officers against all claims, demands and actions for loss, liability, damage, cost and expense (including attorneys' fees) resulting from injury or death to any person and damage to property caused by the willful act or negligence of Landlord, its management company and their employees, agents, owners, directors, and officers while in, upon or connected in any way with the Project including the common areas during the term of this Lease or any occupancy hereunder.

22.      INSURANCE COVERAGE
         22.1 PUBLIC LIABILITY. Tenant shall take out and keep in force during the term of this Lease, at Tenant's expense, comprehensive general liability insurance protection in the limit of $1,000,000 for personal injury and property damage liability protection per each occurrence and a general annual aggregate of $1,000,000. Landlord shall be named as an additional insured under Tenant's insurance policy. Landlord shall maintain comprehensive general liability insurance protection with at least equivalent limits, at Landlord's expense.

22.2     FIRE INSURANCE.  SEE PAGE 1b.



                                      5
                                                                        INITIALS

         22.3 WAIVER OF SUBROGATION. Landlord and Tenant hereby release each other and their officers, owners, directors, employees and agents from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any of the extended coverage or supplementary contract casualties, even if such fire or other casualty shall hare been caused by the fault or negligence of the other party or anyone for whom such party may be responsible. All fire and extended coverage insurance carried by either Landlord or Tenant covering losses arising out of the destruction of or damage to the demised premises or its contents shall provide for a waiver of rights or subrogation against Landlord and Tenant and their officers, owners, directors, employees and agents on the part of the insurance carrier.

         22.4 PROCEDURE. The policies required by Paragraphs 22.1 and 22.2 shall be with a Best's A+, Class X company. A certificate as to such Tenant insurance shall be presented to Landlord upon demand, and renewals thereof as required shall be delivered to Landlord at least ten (10) days prior to the expiration of the respective policy terms. Tenant and Landlord shall have the right to provide such insurance coverage pursuant to blanket policies, provided such blanket policies expressly afford coverage to the premises and to Tenant and Landlord as required by this Lease. Tenant shall obtain a written obligation on the part of any such insurance company to notify Landlord in writing of any delinquency in premium payments and at least ten (10) days prior thereto of any cancellation of any such policy. Tenant agrees that if Tenant does not take out such insurance or keep the same in full force and effect, Landlord may take out the necessary insurance and pay the premium therefor, and Tenant shall promptly repay to Landlord the amount so paid after demand, as Additional Rental.

23.      DEFAULT BY TENANT
         23.1 Tenant shall be deemed in default hereof in the event Tenant should:
         (a) Default in the prompt payment of rent or any additional expenses when the same is due and continue in such default for ten (10) days after receipt of written notice to be given not more than twice in a calendar year; or
         (b) Remain in violation of any other of the covenants to be performed by Tenant hereunder after the expiration of thirty (30) days following the receipt of written notice of such violation so long as Tenant commences to cure the default within the 30-day period and diligently proceeds to cure same thereafter; or
         (c) File a voluntary petition in bankruptcy, be adjudged bankrupt, be placed in or subjected to receivership, or make an assignment for benefit of creditors; or
         (d)     Abandon all of the premises.

         Upon default, (i) all rental payments and other estimated Landlord charges due pursuant to the current term of this Lease shall become immediately due and payable without additional notice or demand; and (ii) Landlord may alter any and all locks and other security devices denying access to the Leased premises without notice; or (iii) either cancel this Lease or relet the premises as agent for Tenant or otherwise and receive the rent therefor, applying the same first to the payment of such expenses hereunder, the balance, if any, to be paid to Tenant, who shall remain liable for any deficiency. Upon the reentering of said premises, Landlord may remove all or any part of the personal property of Tenant remaining on the premises and store the same at Tenant's expense.

24.      LANDLORD'S LIEN - SEE PAGE 1b.

25.      BANKRUPTCY OF TENANT
         25.1 If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. paragraph 101 et seq., any and all funds payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all funds or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid or delivered to Landlord. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

26.      COST OF SUIT
         26.1 WAIVER OF JURY TRIAL. If legal action shall be brought by either party because of the breach of any term or provision hereof, then the prevailing party shall be entitled to recover costs of suit, reasonable attorney's fees, administrative expenses and collection costs incurred in the action. Landlord and Tenant hereby irrevocably waive any right to trial by jury in any lawsuit, proceeding or counterclaim brought by either party against the other on any matter arising out of or connected with this Lease.

27.      DAMAGE TO PREMISES BY FIRE OR OTHER CASUALTY
         27.1 RESTORATION OF THE PREMISES. In the event that the Leased premises are damaged by fire or other casualty, Tenant shall give immediate written notice of such damage to Landlord and to any mortgagee of the premises whose address shall have been furnished it, and Landlord shall proceed with all reasonable diligence to commence and complete restoration of the premises within one hundred twenty (120) days from the date of such damage, during which restoration period this Lease shall remain in full force and effect, except that Total Rent shall be reduced in proportion to the percentage which the area of the unusable portion of the premises bears to the area of the entire premises. Landlord must restore the premises to substantially the same condition as immediately prior to the casualty except that Landlord's obligation to restore the premises shall be limited to the scope of



                                      6
                                                                        INITIALS

Landlord's original work and to the amount of insurance proceeds actually received, and Tenant shall be entirely responsible for the restoration of improvements by Tenant or Tenant's personal property. In the event that the Leased premises cannot be restored within one hundred twenty (120) days of such damage, then either Landlord or Tenant may cancel this Lease effective upon written notice of such cancellation given to the other party.

         27.2 NO RESTORATION. Notwithstanding anything contained hereinabove to the contrary, in the event that any mortgagee of the premises refuses to make the proceeds of Landlord's insurance immediately available to Landlord for the restoration of the premises, or in the event that the cost of such restoration is estimated to exceed eighty percent (80%) of the replacement cost of the entire premises, then Landlord, at Landlord's option, shall be released from the obligation to restore the premises by giving notice of such event and of Landlord's election not to so restore, which notice must be given to Tenant within forty-five (45) days of the date of the damage, in which event Tenant may terminate the Lease effective upon the date of destruction and receive a refund of any rents paid for the period of time after the destruction.

28.      HAZARDOUS SUBSTANCES
         28.1 Tenant shall not cause or permit the release, discharge, or disposal nor the presence, use, transportation, generation, or storage of any Hazardous Material (as hereafter defined) in, on, under, about, to, or from the Premises by either Tenant, Tenant's employees, agents, contractors, or invitees (collectively the "Tenant") other than the use of such materials in de minimum quantities reasonably necessitated by the Tenant's regular business activities.

         Tenant further agrees and covenants to Landlord, its agents, employees, affiliates and shareholders (collectively the "Landlord") the following:
         a. To comply with all Environmental Laws in effect, or may come into effect, applicable to the Tenant or Tenant's use and occupancy of the premises;
         b. To immediately notify Landlord, in writing, of any existing, pending or threatened (1) investigation, inquiry, claim or action by any governmental authority in connection with any Environmental Laws; (2) third party claims (3) regulatory actions; and/or (4) contamination of the premises;
         c. Tenant shall, at Tenant's expense, investigate, monitor, remediate, and/or clean up any Hazardous Material or other environmental condition on, about, or under the premises required as a result of Tenant's use or occupancy of the premises; SEE PAGE 1b
         d. To keep the premises free of any lien imposed pursuant to any Environmental Laws; SEE PAGE 1b; and
         e. To indemnify, defend, and save Landlord harmless from and against any and all claims (including personal injury, real, or personal property damage), actions, judgments, damages, penalties, fines, costs, liabilities, interest, or attorneys' fees that arise, directly or indirectly, from Tenant's violation of any Environmental Laws or the presence of any Hazardous Materials caused by Tenant on, under or about the premises.

         The Tenant's obligations, responsibilities, and liabilities under this paragraph shall survive the expiration of this Lease.

         For purposes of this paragraph the following definitions apply:

         "Hazardous Materials" shall mean: (a) any "hazardous waste" and/or "hazardous substance" defined pursuant to any Environmental Laws; (b) asbestos or any substance containing asbestos; (c) polychlorinated biphenyls; (d) lead;
(e) radon; (f) pesticides; (g) petroleum or any other substance containing hydrocarbons; (h) any substance which, when on the premises, is prohibited by any Environmental Laws; and (i) any other substance, material, or waste which,
(1) by any Environmental Laws requires special handling or notification of any governmental authority in its collection, storage, treatment, or disposal, or
(2) is defined or classified as hazardous, dangerous or toxic pursuant to any legal requirements.

         "Environmental Laws" shall mean: any and all federal, state and local laws, statutes, codes, ordinances, regulations, rules or other requirements, relating to human health or safety or to the environment, including, but not limited to, those applicable to the storage, treatment, disposal, handling and release of any Hazardous Materials, all as amended or modified from time to time.

29.      EMINENT DOMAIN
         29.1 PREMISES TAKEN. If the premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the premises, or more then twenty-five percept (25%) of the parking area of the Project is taken by condemnation and cannot be replaced by Landlord, Tenant may, at Tenant's option, to be exercised in writing only within thirty (30) days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, within thirty
(30) days after the condemning authority shall have taken possession), terminate this Lease as of the date the condemning authority takes such possession.

         29.2 PREMISES REMAINING. If Tenant does not terminate this Lease in accordance with the foregoing, Landlord, at its expense, shall restore the improvements with reasonable diligence to an architectural whole, and this Lease shall remain in full force and effect as to the portion of the premises remaining, except that the rent shall be reduced in the proportion that the floor area of the premises taken bears to the total floor area of the original premises. Any award for the taking of all or any part of the premises under the power of eminent domain, or any payment made under threat of the exercise of such power, shall be the property of the Landlord, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Tenant shall se entitled to any award for loss or damage to Tenant's trade fixtures, leasehold estate, removable personal property, equipment and improvements which were made by Tenant.

30.      HOLDING OVER
         30.1 Should Tenant continue to occupy the premises after the expiration of the term hereof, whether with or against the consent of Landlord, such tenancy shall be from month to month and under all the terms, covenants and conditions of this Lease, but at 50% of the Base Rent last charged Tenant during the primary Lease or any renewal or extension thereof, subject to the right of either party to terminate upon thirty (30) days written notice to the other party.

                                                                        initials

31.      SUBORDINATION AND STATEMENT OF CONDITION OF LEASE

         31.1 SUBORDINATION. Tenant accepts this Lease subject and subordinate to any mortgage presently existing or to hereinafter come into existence upon the demised premises or upon the entire premises and to any renewals and extensions thereof, but Tenant agrees that any mortgagee shall have the right at any time to subordinate such mortgage to this Lease on such terms and subject to such conditions as the mortgagee may deem appropriate in its discretion. This subordination shall be self-operative without the necessity of the execution of any further instruments by Tenant, but upon the request of any present or future mortgagee, Landlord is hereby irrevocably vested with full power and authority, if it so elects, at any time, to subordinate this Lease to any mortgage hereafter placed upon the demised premises or upon the entire premises by executing a written subordination instrument as attorney-in-fact for Tenant, and Tenant further agrees upon demand to execute any additional instruments subordinating this Lease as Landlord may request. Any such subordination provided for in this Paragraph shall be upon the express condition that: (a) upon foreclosure, exercise of power of sale or other exercise of the mortgagee's rights, Tenant's possession of the demised premises shall not be disturbed so long as Tenant shall continue to perform all of the covenants and conditions of this Lease; and (b) that Tenant's obligation to perform such covenants and conditions shall not be in any way diminished thereby. SEE PAGE 1b.

         31.2 CONDITION OF LEASE. Tenant shall execute, acknowledge and deliver to Landlord, without any charge, at any time within ten (10) days after request by Landlord, a written statement or estoppel certificate as may be required by any mortgagee or purchaser of the premises to the effect that this Lease, as of said date, is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified), the date of commencement of this Lease, the date on which rental has been last paid, the existence of any default, and such other information as Landlord shall reasonably request. Any such statement by Tenant shall be used by Landlord for delivery to and reliance upon by prospective purchasers and lenders whose security will consist of liens upon the premises and buildings of which the premises are a part and shall not affect Tenant's right to later assert any subsequent default or modification. Upon request by Tenant, Landlord shall execute a similar letter without any charge to Tenant.

32.      SIGNS

         32.1 Tenant, at Tenant's expense, may affix one sign to the exterior of the premises in a location previously designated by Landlord. Such sign must meet Landlord's reasonable requirements with respect to size, shape, construction, materials, design and color, (Exhibit "B") and must be approved in writing by Landlord prior to its installation by Tenant. Landlord reserves the right to the use of the exterior walls and the roof of the premises and the building of which the premises are a part.

33.      SECURITY

         33.1 Tenant, at Tenant's own expense, shall provide whatever security and/or alarm systems which Tenant deems necessary and appropriate for the protection of the leased premises and of Tenant's fixtures, inventory and equipment located therein. In no event shall Landlord be responsible for the loss of or damage to any of Tenant's personal property, fixtures, inventory and equipment situated in the premises, even though Landlord may have provided general area security or guard services. Tenant is expressly advised that if Tenant should place any fixtures, inventory and equipment within the premises prior to the time the premises are completed and delivered to Tenant, the risk of loss or damage to the same will be greatly increased in view of the fact that numerous people will, out of necessity, be permitted access to the premises for the purpose of completing the same. Landlord may provide general area security or guard services as Landlord reasonably deems necessary, in which event Tenant shall pay to Landlord, promptly after demand, Tenant's pro rata share of the costs incurred by Landlord in having such services performed, such pro-rata share to be determined by the percentage which the square footage of the leased premises bears to the total square footage of the building(s) benefiting from such services. Tenant is hereby notified that Landlord maintains no security with respect to keys and that Tenant may (at Tenant's expense) change or re-key the premises' locks as deemed necessary by Tenant without Landlord's consent. Upon default per Paragraph 23.1 of this Lease, Landlord may change or re-key the premises locks without Tenant's consent or notice to Tenant.

34.      MISCELLANEOUS

         34.1 CAPTIONS. The captions of the Paragraphs contained in this Lease are for convenience only and shall not be deemed to be relevant in resolving any questions of interpretation or construction of any Paragraph of this Lease.

         34.2 SUCCESSORS AND ASSIGNS. All of the terms, covenants and conditions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, legal representatives, successors and assigns, except that nothing in this provision shall be deemed to permit any assignment, subletting or use of the premises other than as provided for herein.

         34.3 APPLICABLE LAW. This Lease shall be governed and interpreted solely by the laws of the State of Texas then in force. Each number, singular or plural, as used in this Lease, shall include all numbers, and each gender shall be deemed to include all genders.

         34.4 TIME AND JOINT AND SEVERAL LIABILITY. Time is of the essence in each and every provision of this Lease. All the terms, covenants and conditions contained in this Lease to be performed by either party, if such party shall consist of more than one person or organization, shall be deemed to be joint and several, and all rights and remedies of the parties shall be cumulative and nonexclusive of any other remedy.

         34.5 NON WAIVER. No covenant, term or condition or breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver or the breach of any covenant, term or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition. Acceptance of all or any portion of rent at any time shall not be deemed to be a waiver of any covenant, term or condition as to the rent payment accepted.



                                      8
                                                                        initials

         34.6    WITHHOLDING OF CONSENT.  DELETED

         34.7 ENTIRETY CLAUSE. This Lease contains and embraces the entire agreement between the parties hereto, and it or any part of it may not be changed, altered, modified, limited, terminated, or extended orally or by any agreement between the parties unless such agreement be expressed in writing, signed and acknowledged by the parties hereto, their legal representatives, successors and assigns, except as may be expressly otherwise provided herein.

         34.8 NO REPRESENTATIONS. Landlord or Landlord's agent have made no expressed or implied representations or promises now or in the future with respect to the building, the land upon which the building is erected, or the premises except as herein expressly set forth, and no rights, easements or licenses are acquired by Tenant, by implication or otherwise, except as expressly set forth.

         34.9 QUIET ENJOYMENT. Tenant, subject to the terms and provisions of this Lease on payment of the rent and observing, keeping and performing all the terms or provisions of this Lease on its part to be observed, kept and performed shall lawfully, peacefully and quietly have, hold and enjoy the premises during the term hereof on and after the term Commencement Date without hindrance or ejection, subject, nevertheless, to the terms and conditions of this Lease. It is understood and agreed, however, that this covenant and any and all other covenants of Landlord contained in this Lease shall be binding upon Landlord and its successors only with respect to breaches occurring during its and their respective ownership of Landlord's interest hereunder.

         34.10 LIMITATION OF LANDLORD'S REPRESENTATIVE. Landlord's representative, unless authorized by Landlord, does not and will not have authority to (a) make exceptions, changes or amendments to this Lease, (b) waive any right, requirement, or provision of this Lease, or (c) release Tenant from all or part of this Lease, unless such action is in writing.

         34.11 RULES AND REGULATIONS. Tenant and Tenant's agents, employees and invitees will comply fully with any reasonable rules and regulations including those on Exhibit "A" governing the operation and use of the premises or the common service drives, parking areas, and railroad spur (if any) situated upon the project which are hereinafter imposed by Landlord upon all Tenants of the Project in order to preserve the rights and peaceful occupancy of all Tenants of the Project.

SEE PAGE 1b.



                                      9
                                                                        initials

EXECUTED THIS 28th day of April, 1997

LANDLORD:                                  TENANT:

AEQUUS PROPERTY MANAGEMENT COMPANY,        LIFEQUEST MEDICAL, INC.
AS MANAGER FOR INTERPARK JACK LIMITED
PARTNERSHIP




BY: /s/ RUSSELL T. NOLL                    BY: /s/ HERB SPOON
    --------------------------------------     ---------------------------------
        RUSSELL T. NOLL, PRESIDENT             HERB SPOON, PRESIDENT




BY: /s/ DEBORAH K. MADDEN                  BY:
    --------------------------------------     ---------------------------------
        DEBORAH K. MADDEN, SECRETARY
        AEQUUS PROPERTY MANAGEMENT COMPANY




BY:                                        BY:
    --------------------------------------    ----------------------------------




LANDLORD'S ADDRESS:                        TENANT'S ADDRESS:

1335 N.E. Loop 410                         9601 McAllister FreewaY, #1120
San Antonio, Tx  78209-1515                San Antonio, Texas  78216


                                           Home Office Telephone No.: _________
TAX I.D. #:  37-1248357                    Local Office Telephone No.:_________
  Interpark Jack Limited Partnership          (210) 366-2100

                                           Emergency Telephone No.:  __________

                                           SIC Code: __________________________

Landlord'S PROPERTY MANAGER:

Aequus Property Management Company
1335 N.E. Loop 410
San Antonio, Tx  78209-1515
(512) 828-5050
TAX I.D. #: 74-2255830




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                                                                    INITIALS